                            Jacob Internet Fund Inc.

                   Supplement dated September 28, 2005 to the
            Statement of Additional Information Dated January 3, 2005

This Supplement updates certain information contained in the Jacob Internet Fund
Inc. Statement of Additional Information dated January 3, 2005.

The section entitled "4. Repurchase  Agreements" on page 2-3 in the Statement of
Additional Information is replaced in its entirety with the following:

     4. Repurchase  Agreements.  The Fund may enter into  repurchase  agreements with member banks of the Federal Reserve System and with  broker-dealers who are recognized  as primary  dealers in U.S.  government  securities  by the  Federal
Reserve Bank of New York. Repurchase agreements involve an agreement to purchase a  security  and to  sell  that  security  back  to the  original  seller  at an agreed-upon  price and an  agreed-upon  time.  Because  the  security  purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  Although the  securities  subject  to the  repurchase  agreement  might  bear  maturities exceeding one year,  settlement for the repurchase  would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter  period of time. The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate  effective  for the period of time the Fund's money will be invested in the security,  and will not be related to the coupon rate of the purchased security.
In the event that the  repurchase  agreement  is held for more than one day, the
security   serving  as  collateral   for  the   repurchase   agreement  will  be
marked-to-market  daily to  ensure  that the  value of the  collateral  does not decrease below the purchase price, plus accrued interest.  If a decrease occurs, the seller will provide additional  collateral to add to the account to maintain appropriate collateralization.

     The use of repurchase  agreements  involves  certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date.
If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the  bankruptcy  laws,  the  disposition  of the  collateral  may be  delayed or limited.  Delays may result in possible  decline in the value of the  underlying security  while the Fund  seeks it rights  thereto,  possible  lack of access to income on the underlying  security  during the delayed  period,  and expenses in enforcing the Fund's rights.